SIGNIFICANT ACCOUNTING POLICIES (Table)	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021
SIGNIFICANT ACCOUNTING POLICIES
Schedule of Computation of Diluted Net Loss Per Share
	September 30	September 30
	2022	2021
	(Shares)	(Shares)
Promissory Notes convertible to shares	125,000	175,000
TOTAL	125,000	175,000

	December 31
	2021	2020
	(Shares)	(Shares)

Series A Preferred Stock	-	8,000,000
Promissory Note convertible to shares	50,000	36,500
Outstanding Warrants	-	-
TOTAL	50,000	8,036,500